Hartman Short Term Income Properties XX Inc. Explores Conversion to NAV REIT
The Board of Directors for Hartman Short Term Income Properties XX, Inc. (Hartman XX) and Hartman vREIT XXI, Inc. announced the formation of special committees to explore the possibility of converting Hartman XX, a lifecycle real estate investment trust (REIT), to a perpetual life or net asset value (NAV) REIT. The special committees will consider several options to provide liquidity their investors and modifying its share redemption program to allow redemptions at NAV per share. The Company cautions that no final determinations have been made and the establishment of committees to explore any merger is preliminary and there is no assurance that the process will result in a merger transaction or revision to the share redemption program. Any potential merger between the companies will require registration with the Securities and Exchange Commission and other regulators.

“The adoption of a perpetual life or NAV REIT model makes a lot of sense for our investors and for us as a sponsor. As an investor in value-oriented commercial real estate in Texas, it allows us to do what we do best—own and operate commercial real estate while providing ongoing liquidity to our investors,” said Al Hartman, Chairman and CEO.

For more detailed information about Hartman vREIT XXI, Inc., please refer to the FORM S-11 filed on June 16, 2020 and other documents on file with the Securities and Exchange Commission or as posted on the company’s website https://www.hartmanreits.com/sec-filings/.

About Hartmani
Hartman has extensive experience acquiring, owning, managing, and leasing commercial office, retail, light industrial and warehouse properties located in Texas. Since 1983, Hartman and its affiliated entities (including founder, Allen R. Hartman) have sponsored 23 programs and acquired interests in more than 90 real assets totaling approximately $750 million as of December 31, 2019.

Forward-Looking Statement: This press release contains certain forward-looking statements. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from those expressed or implied by such forward-looking statements and you should not place undue reliance on any such statements. Several important factors could cause actual results to differ materially from the forward-looking statements contained in this material. Such factors include those described in the Risk Factors sections of the annual report on Form 10-K for Hartman XX and other reports filed with the Securities and Exchange Commission. Forward-looking statements in this press release speak only as of the date on which such statements were made, and the company undertakes no obligation to update any such statements that may become untrue because of subsequent events. Such forward-looking statements are subject to the safe harbor protection for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

THIS IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES DESCRIBED HEREIN OR DESCRIBED ELSEWHERE. AN OFFERING IS MADE ONLY BY PROSPECTUS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) OR PURSUANT TO A VALID EXEMPTION. A COPY OF THE

CURRENT PROSPECTUS OR OFFERING DOCUMENT MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH ANY OFFERING AND SHOULD BE READ IN ORDER TO MORE FULLY UNDERSTAND THE IMPLICATIONS AND RISKS OF THE OFFERING TO WHICH IT RELATES. NON-TRADED REIT INVESTMENTS ARE NOT SUITABLE FOR ALL INVESTORS. INFORMATION ABOUT INVESTING IN A SPECIFIC NON-TRADED REIT MUST BE ACCOMPANIED BY A PROSPECTUS, WHICH SHOULD BE READ PRIOR TO INVESTING.

Neither the SEC nor any other U. S. state or federal regulator has passed on or endorsed the merits of any offering or securities described herein or confirmed the adequacy or accuracy of the prospectus. Any representation to the contrary is unlawful. All information contained in this material is qualified in its entirety by the terms of a current prospectus. Investors should consider a program’s investment objectives, risks, charges, and expenses before investing. The achievement of any goals is not guaranteed. For more complete information about investing in any program, including risks, charges, and expenses, refer to the program’s prospectus. Securities offered through D.H. Hill Securities, LLLP, Member FINRA/SIPC, 1543 Green Oak Place, Suite 100, Kingwood, TX 77339. 800.880.2212.

i Hartman refers to Allen R Hartman and subsidiaries and affiliates